             MODIFICATIONS TO THE PRIVATE ELECTRICITY SUPPLY LICENCE
            ISSUED TO YORKSHIRE ELECTRICITY GROUP PLC IN RELATION TO
                          SUPPLY IN ENGLAND AND WALES

                                    SCHEDULE
                                    --------

     The following modifications shall apply on and after 1 September 2000.

1. New Condition 1A (the terms of which are set out at Annex A hereto) shall be inserted immediately after existing Condition 1.

                                                                         ANNEX A
                                                                         -------


CONDITION 1A.  PROHIBITION ON SUPPLY TO CERTAIN PREMISES
--------------------------------------------------------

1. Subject to paragraph 2, the Licensee shall not, on or after the appropriate date:


    (a) offer to supply electricity or enter into a contract for the supply of electricity to any Designated Premises in the authorised area of SEEBOARD plc;

    (b) supply electricity to any Designated Premises in the authorised area of SEEBOARD plc other than to those which it has entered into a contract to supply where the date of the contract is prior to the appropriate date; or

    (c) make or permit any variation of a contract for the supply of electricity to Designated Premises in the authorised area of SEEBOARD plc subsisting at the appropriate date, the effect of which would be to extend the duration of that contract.

2. The Director may, on receipt of a written request by the Licensee, consent in writing to the Licensee supplying, offering to supply or entering into a contract for the supply of electricity to any Designated Premises in the authorised area of SEEBOARD plc after the appropriate date, subject to such terms and conditions as the Director may think fit.

3.  In this Condition:


         "appropriate date"     means the date on which this Condition comes
                                into force.

                                    ANNEXURE
                                    ---------


                         YORKSHIRE ELECTRICITY GROUP PLC

CONDITION 1A: POWER TO BRING CONDITIONS INTO EFFECT
---------------------------------------------------

1. The Conditions to which this paragraph applies shall not come into effect until the Secretary of State has made a direction specifying a date on which they come into effect and served a copy of the direction on the Licensee (but the date so specified may be the same date as that on which this Condition comes into effect or if later that on which a copy of the direction is so served).

2. The Secretary of State may make more than one direction under paragraph 1, and may bring different Conditions or parts of Conditions into force at different times.

3.       The Conditions to which paragraph 1 applies are:



         Condition 11A (Balancing and Settlement Code and NETA Implementation)

         Condition 11B (Change Co-ordination for NETA)

         Condition 11C (Pooling and Settlement Agreement Run-off)



4. The Conditions to which this paragraph applies (or parts of them) shall cease to have effect on such date as is specified in a direction made by the Secretary of State pursuant to this paragraph, a copy of which has previously been served on the Licensee (but the date so specified may be the same date as that on which this Condition comes into effect or if later that on which a copy of the direction is so served).

5. The Secretary of State may make more than one direction under paragraph 4, and may direct that different Conditions or parts of Conditions cease to have effect on different dates.

6.       The Conditions to which paragraph 4 applies are:

         Condition 1  (Interpretation)

         Condition 11 (Pooling and Settlement Agreement)

         Condition 13 (Generation Security Standard)

 CONDITION 11A: BALANCING AND SETTLEMENT CODE AND NETA IMPLEMENTATION
---------------------------------------------------------------------

1. The Licensee shall be a party to the BSC Framework Agreement and shall comply with the BSC.



2. The Licensee shall comply with the programme implementation scheme established in accordance with paragraph 3 as modified from time to time in accordance with paragraph 5.

3. The programme implementation scheme shall be a scheme designated by the Secretary of State setting out the steps, including without limitation steps as to the matters referred to in paragraph 4, to be taken (or procured) by the Licensee (and/or by Authorised Electricity Operators) which are, in the Secretary of State's opinion, appropriate in order to give full and timely effect to:

         (a) the modifications made to this licence and to the licences of Authorised Electricity Operators by the Secretary of State pursuant to the power vested in him under section 15A of the Act;

         (b) any conditions imposed by any exemption from the requirement to hold any such licence; and

         (c)      the matters envisaged by such modifications and conditions.



4.       The programme implementation scheme may include provisions, inter alia,



         (a) to secure or facilitate the amendment of any of the Core Industry Documents;

         (b) to secure that any systems, persons or other resources employed in the implementation of the Pooling and Settlement Agreement may be employed in the implementation of the BSC;

         (c) for the giving of the indemnities against liabilities to which parties to the Pooling and Settlement Agreement may be exposed;

         (d) for securing the co-ordinated and effective commencement of implementation of and operations under the BSC, including the testing, trialling and start-up of the systems, processes and procedures employed in such implementation and employed by Authorised Electricity Operators and others in connection with such operations;

         (e) for co-ordinating the administration and implementation of the BSC and the Pooling and Settlement Agreement;

         (f) for the Licensee to refer to the Director for determination, whether of its own motion or as provided in the programme implementation scheme, disputes, as to matters covered by the scheme, between persons who are required (by conditions of their licences or exemptions) or who have agreed to comply with the scheme or any part of it; and

         (g) for the Director, in the circumstances set out in the scheme, to require that consideration be given to the making of a proposal to modify the BSC and, if so, to require the making of such proposal in the manner set out in the scheme, such power to be exercisable at any time within the period of 12 months after the Effective Time (as defined in Condition 11C).

5.       (a)      The Secretary of State may at any time direct, in accordance with the provisions of the programme implementation scheme, that the programme implementation scheme be modified in the manner set out in the direction, in order to give (or continue to give) full and timely effect to the matters described in paragraph 3.

         (b) The Secretary of State shall serve a copy of any such direction on the Licensee, and thereupon the Licensee shall comply with the scheme as modified by the direction.

6. If there is any conflict between the requirements contained in the programme implementation scheme pursuant to paragraph 4(a) and imposed on the Licensee by paragraphs 2 and 5 of this Condition, and those imposed on the Licensee by any other Condition, the provisions of this Condition shall prevail.

7. Without prejudice to paragraph 2, the Licensee shall use all reasonable endeavours to do such things as may be requisite and necessary in order to give full and timely effect to the modifications made to this Licence as determined by the Secretary of State pursuant to the power vested in him under section 15A of the Act (and to give full and timely effect to the matters envisaged by such modifications).

8.       In this Condition:
         "BSC" means the balancing and settlement code required to be in place, pursuant to the Transmission Licence granted to the Transmission
                                                     Company, as from time to
                                                     time modified.

         "BSC Framework Agreement"                   means the agreement of that
                                                     title, in the form approved
                                                     by the Secretary of State,
                                                     by which the BSC is made
                                                     contractually binding
                                                     between the parties to that
                                                     agreement, as from time to
                                                     time amended, with the
                                                     consent of the Secretary of
                                                     State.

         "Core Industry Documents"                   mean those documents which
                                                     (a)      in the Secretary
                                                              of State's opinion
                                                              are central
                                                              industry documents
                                                              associated with
                                                              the activities of
                                                              the Licensee and
                                                              Authorised
                                                              Electricity
                                                              Operators, the
                                                              subject matter of
                                                              which relates to
                                                              or is connected
                                                              with the BSC or
                                                              the balancing and
                                                              settlement
                                                              arrangements, and

                                                     (b)      have been so
                                                              designated by the
                                                              Secretary of
                                                              State.


9. This Condition or parts of it shall not come into effect until the date specified in a direction to that effect made pursuant to paragraph 1 of Condition 1A.

CONDITION 11B: CHANGE CO-ORDINATION FOR NETA
--------------------------------------------

1. The Licensee shall take all reasonable measures to secure and implement (consistently with the procedures applicable under or in relation to those documents as modified or replaced from time to time), and shall not take any steps to prevent or unduly delay, changes to the Core Industry Documents to which it is party (or in relation to which it holds rights in respect of amendment), such changes being changes which are appropriate in order to give full and timely effect to and/or in consequence of any modification which has been made to the BSC.

2. In paragraph 1, Core Industry Documents has the meaning given in paragraph 8 of Condition 11A.



3. This Condition or parts of it shall not come into effect until the date specified in a direction to that effect made pursuant to paragraph 1 of Condition 1A.

CONDITION 11C: POOLING AND SETTLEMENT AGREEMENT RUN-OFF
-------------------------------------------------------

1. The Licensee shall continue to be a party to and a pool member under, and shall comply with, the Pooling and Settlement Agreement for the purposes of Run-off, until the provisions of the BSC relating to Run-Off become effective.

2. This Condition shall apply to the extent that the Licensee was party to and a pool member under the Pooling and Settlement Agreement immediately prior to the Effective Time.

3.       In this Condition:

         "Effective Time"                            means the start of
                                                     the first period for
                                                     trading under the BSC as
                                                     determined by the Secretary
                                                     of State.

         "Run-off"                                   means the determination
                                                     and settlement (including
                                                     by way of reconciliation)
                                                     of amounts due arising
                                                     under or in connection with
                                                     the Pooling and Settlement
                                                     Agreement in relation to
                                                     settlement periods up to
                                                     and including the
                                                     settlement period
                                                     immediately prior to the
                                                     Effective Time (including
                                                     the resolution of disputes
                                                     in respect thereof).

4. This Condition or parts of it shall not come into effect until the date specified in a direction to that effect made pursuant to paragraph 1 of Condition 1A.

                                  THE SCHEDULE
                                  ------------

                         YORKSHIRE ELECTRICITY GROUP PLC

             MODIFICATIONS TO SECOND TIER ELECTRICITY SUPPLY LICENCE

                              FOR ENGLAND AND WALES

1. At the end of Conditions 1, 11 and 13, the following additional paragraph is inserted:

         "This Condition or parts of it shall cease to have effect on the date specified in a direction to that effect made pursuant to paragraph 4 of Condition 1A".

2. The following Conditions, the provisions of which are set out in the Annexure, are inserted:

         Condition 1A               (Power to Bring Conditions into Effect)

         Condition 11A              (Balancing and Settlement Code and NETA
                                    Implementation )

         Condition 11B              (Change Co-ordination for NETA)

         Condition 11C              (Pooling and Settlement Agreement Run-off).



3.       In Condition 1 the following new definition is inserted:

         "the                                       Director" means, until both
                                                    section 1(1) and section3(1)
                                                    of the Utilities Act 2000
                                                    are brought into force, the
                                                    Director General of
                                                    Electricity Supply, but
                                                    thereafter the Authority
                                                    established by section1(1)
                                                    of the Utilities Act 2000.